EXHIBIT 99.1


                          Grand Court Lifestyles, Inc.
                           Case Number: 0O-32578(NLW)
                          Reporting Period: April 2001

                            MONTHLY OPERATING REPORT

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Form                   Document              Explanation
REQUIRED DOCUMENTS                                                       No                    Attached                Attached
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                              MOR-1                      |X|
------------------------------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                                  MOR-1(CONT)                |X|
------------------------------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                       |X|
------------------------------------------------------------------------------------------------------------------------------------
  Cash disbursement journals(attached to bank reconciliations)                                    |X|
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                MOR-2                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                          MOR-3                      |X|
------------------------------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                          MOR-4
------------------------------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                                      |X|
------------------------------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                             |X|
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                                  MOR-4
------------------------------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                                |X|
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                             MOR-5                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                                   MOR-5                      |X|
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V Merlino  CFO                5/16/01
-------------------------------------       --------
Signature of Debtor                           Date


/s/ Catherine V Merlino  CFO                5/16/01
-------------------------------------       --------
Signature of Authorized Individual            Date


/s/ Catherine V Merlino  CFO                5/16/01
-------------------------------------       --------
Printed Name of Authorized Individual         Date

Case Number OO-32578(NLW)                                             Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                         April 1, 2001 - April 30, 2001

                                   ----------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   -------------------------------------------------------------------
                                                                                        Real              Current    Cumulative
                                         (1)      Payroll    Payroll    Muiti-family   Estate   Rental    Period   filing to date
                                      Operating     Boca     Fort Lee   Sales-Escrow     Tax    Agency    Actual       Actual
                                   --------------------------------------------------------------------------------------------
Cash 4/1/01                           8,960,682     2,542     19,482     4,366,322     94,338   27,996  13,471,363    2,998,777
                                   ============================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                    0            0
Transfers (from DIP accounts)           339,000   180,000    194,000                                       713,000   12,649,174
Management fees                          67,495                                                             67,495    1,020,513
Bookkeeping fees                                                                                                 0      686,500
General Partner fees                      2,500                                                              2,500    1,257,298
Sterling National Bank (2)                                                                                       0       (5,981)
Vendor refunds & expense
  reimbursments                          20,156                                                             20,156      395,942
Caton                                    20,982                                                             20,982       20,982
Notes, loans & other receivables        856,703                             43,988                         900,691    3,241,810
Interest income                                                                                                  0      434,185
Construction funding reimbursements                                                                              0       73,376
Return of earnest money                                                                                          0       23,739
Lucinai Contribution                                                                                             0      261,557
Sale of Grand Court Assets                                                                                       0   10,518,163
Multi-family Sales                                                          21,500                          21,500    4,253,729
Transition service fee                  160,000                                                            160,000      515,000
Interest income-Bankruptcy               11,988                              6,041        130       39      18,198      119,327
                                   --------------------------------------------------------------------------------------------

Total Receipts                        1,478,824   180,000    194,000        71,529        130       39   1,924,522   35,465,314

Cash Disbursements

Net Payroll and related taxes
  and expenses                                   (177,504)  (188,139)                                     (365,643)  (5,214,888)
Insurance                               (28,793)                                                           (28,793)    (786,236)
Administrative                         (245,673)                (641)                                     (246,314)  (2,230,753)
Taxes                                                                                                            0     (217,711)
Other(see attached schedule)            (28,603)                                                           (28,603)  (1,419,086)
Transfers (to DIP accounts)            (713,000)                                                          (713,000) (12,649,174)
Restructuring Costs                     (57,657)                                                           (57,657)  (1,964,118)
US Trustee Quarterly Fees                (8,000)                                                            (8,000)     (34,250)
                                   --------------------------------------------------------------------------------------------

Total Cash Disbursements             (1,081,726) (177,504)  (188,780)            0          0        0  (1,448,010) (24,516,216)
                                   --------------------------------------------------------------------------------------------

Net Cash Flow                           397,098     2,496      5,220        71,529        130       39     476,512   10,949,098
                                   --------------------------------------------------------------------------------------------

Cash April 30, 2001                   9,357,780     5,038     24,702     4,437,851     94,468   28,035  13,947,875   13,947,875
                                   ============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,448,010
Less: Transfers to Debtor in Possession accounts             (713,000)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              735,010
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.
(3) In prior operating reports the Debtor netted certain receipts with cash disbursements thus reflecting a lower cash disbursement amount for a particular month. Beginning with the April 2001 operating report all cash disbursements are reflected at the gross amount. The Debtor prepared an analysis of gross disbursements for all prior operating reports submitted and determined that there was no effect on the quarterly fees paid. (see attached schedule)

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
April 1, 2001 - April 30, 2001

Disbursements-Other

Property Funding-operations                                        17,637 (1)
Property Funding-Multi-Family                                      10,966 (2)

                                                                   -------

                                                                   28,603
                                                                   ======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses

(2) Amount represents total advanced to a multi-family owning partnership (see court order attached)

Recap of Disbursements reported to US Trustee

                                        Disbursements     Disbursements         Qtrly fee
                                             As           As Adjusted to       Actually Paid         Qtrly fee
                                         Originally        Reflect the       Based on originally      Based on       Amount
                                          Reported        Gross Amounts          Reported          Adjusted disb       Due
                                       -------------------------------------------------------------------------------------
March 2000                               331,679             331,679               3,750                3,750            0
                                       =============================

April 2000                             1,084,772           1,116,218
May 2000                                 660,674             685,198
June 2000                                774,616             836,981
                                       -----------------------------
                                       2,520,062           2,638,397               7,500                7,500            0
                                       =============================

July 2000                                823,533             885,585
August 2000                              846,720             873,451
September 2000                           562,917             592,514
                                       -----------------------------
                                       2,233,170           2,351,550               7,500                7,500            0
                                       =============================

October 2000                           1,030,081           1,065,983
November 2000                            866,239             904,083
December 2000                            730,276             770,924
                                       -----------------------------
                                       2,626,596           2,740,990               7,500                7,500            0
                                       =============================

January 2001                             775,793             802,034
February 2001                          1,742,522           1,785,121
March 2001                               902,210           1,007,298
                                       -----------------------------
                                       3,420,525           3,594,453               8,000                8,000            0
                                       =============================
                                                                                  34,250               34,250

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
April 30, 2001

Beginning Balance @4/01/01                                         8,922,646.21

Add: Cash Receipts                                                 1,139,824.35
Less: Cash Disbursements                                            (713,000.00)
                                                                   ------------

Book Balance @4/30/01                                              9,349,470.56

Less: Deposits in Transit-                                          (914,042.82)
Add: Outstanding Checks-                                              63,000.00
                                                                   ------------

Bank Balance @4/30/01                                              8,498,427.74
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
April 30, 2001
                                                                         GCL
                                                                    ------------
Caton                                                    4/3/01        20,981.87
Cashflow                                                 4/5/01        10,692.33
Vendor reimbursement                                     4/9/01           189.04
Tax refund                                               4/11/01          132.00
Transition Services Fee                                  4/16/01      160,000.00
Cashflow                                                 4/16/01        4,810.41
Tax refund                                               4/17/01       16,988.23
Batchelor receivables                                    4/27/01       51,800.00
Cashflow                                                 4/30/01      789,400.94
Federal express reimbusement                             4/30/01        2,847.03
Management & Supervisory fees                            4/30/01       69,994.85
Interest Income                                          4/30/01       11,987.65

                                                                    ------------
                                                                    1,139,824.35
                                                                    ============

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
April 30, 2001

             Vendor                                                  Check
Check No      Name                        Reference                   Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court   Transfer to Chase Business Checking Acct.    4/2/01      95,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    4/3/01      40,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.    4/9/01      30,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   4/11/01     150,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   4/17/01      80,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   4/23/01      30,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   4/24/01     225,000.00
Debit      Grand Court   Transfer to Chase Business Checking Acct.   4/30/01      63,000.00

                                                                                 ----------

                                                                                 713,000.00
                                                                                 ==========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
April 30, 2001

Beginning Balance @4/01/01                                          38,034.79

Add: Cash Receipts                                                 713,000.00
Less: Cash Disbursements                                          (742,724.63)
                                                                  -----------

Book Balance @4/30/01                                                8,310.16

Less: Deposits and transit                                         (63,000.00)
Add: Outstanding Checks                                            113,615.89
                                                                  -----------

Bank Balance @4/30/01                                               58,926.05
                                                                  ===========

CHASE CHECKING ACCOUNT
CASH RECEIPTS
April 30, 2001

 Deposit                                                            Deposit
  Date                       Description                             Amount
-----------------------------------------------------------------------------
  4/2/01        Transfer from Chase money market acct.              95,000.00
  4/3/01        Transfer from Chase money market acct.              40,000.00
  4/9/01        Transfer from Chase money market acct.              30,000.00
 4/11/01        Transfer from Chase money market acct.             150,000.00
 4/17/01        Transfer from Chase money market acct.              80,000.00
 4/23/01        Transfer from Chase money market acct.              30,000.00
 4/24/01        Transfer from Chase money market acct.             225,000.00
 4/30/01        Transfer from Chase money market acct.              63,000.00

                                                                   ----------

                                                                   713,000.00
                                                                   ==========

GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------
                                                                        2000
--------------------------------------------------------------------------------
                                                                        April
--------------------------------------------------------------------------------
GRAND COURT 2000 APRIL LIFESTYLES, INC
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\01GCLPR WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll

--------------------------------------------------------------------------------
                                                                        2001
--------------------------------------------------------------------------------
                                                                        April
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                    2,542.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                              WT fm Chase            70,000.00
--------------------------------------------------------------------------------
                                              WT fm Chase           110,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                        4/16/01            (67,037.14)
--------------------------------------------------------------------------------
                                                 4/27/01           (106,131.29)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
401-k transfer                                   4/16/01               (905.05)
--------------------------------------------------------------------------------
401-k transfer                                   4/27/01             (1,963.02)
--------------------------------------------------------------------------------
401-k transfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Garnishments                                     4/16/01               (300.00)
--------------------------------------------------------------------------------
Garnishments                                     4/27/01               (300.00)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD       ck# 1051                1,049.79
--------------------------------------------------------------------------------
Manual check-included in prior month CD       ck# 1052                  400.00
--------------------------------------------------------------------------------
Manual check-included in prior month CD       ck# 1053                  600.13
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month    ck# 3231                 (975.55)
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month    ck# 3238                 (762.94)
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month    ck# 3239               (1,144.41)
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C                                                                  (36.43)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       5,037.03
                                                                      ========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S:                                                    3293            997.83
--------------------------------------------------------------------------------
                                                        3304             97.68
--------------------------------------------------------------------------------
                                                        3305          1,275.23
--------------------------------------------------------------------------------
                                                        3306            261.44
--------------------------------------------------------------------------------
                                                        3307          1,813.76
--------------------------------------------------------------------------------
                                                        3314             69.52
--------------------------------------------------------------------------------
                                                        3315            951.13
--------------------------------------------------------------------------------
                                                        3316            317.04
--------------------------------------------------------------------------------
                                                        3318             89.47
--------------------------------------------------------------------------------
                                                        3319          1,250.12
--------------------------------------------------------------------------------
                                                        3320            833.40
--------------------------------------------------------------------------------
                                                        3323            117.61
--------------------------------------------------------------------------------
                                                        3324          1,820.83
--------------------------------------------------------------------------------
                                                        3325            593.62
--------------------------------------------------------------------------------
                                                        3326          1,005.94
--------------------------------------------------------------------------------
                                                        3333            114.13
--------------------------------------------------------------------------------
                                                        3334          1,489.89
--------------------------------------------------------------------------------
                                                        3335            802.05
--------------------------------------------------------------------------------
                                                        3348          1,444.59
--------------------------------------------------------------------------------
                                                        3350          2,590.17
--------------------------------------------------------------------------------
                                                        3352            926.62
--------------------------------------------------------------------------------
                                                        3353            106.56
--------------------------------------------------------------------------------
                                                        3354          1,394.58
--------------------------------------------------------------------------------
                                                        3355            349.52
--------------------------------------------------------------------------------
                                                        3362             54.03
--------------------------------------------------------------------------------
                                                        3363            726.77
--------------------------------------------------------------------------------
                                                        3365             93.92
--------------------------------------------------------------------------------
                                                        3366          1,314.83
--------------------------------------------------------------------------------
                                                        3367            438.27
--------------------------------------------------------------------------------
                                                        3369          1,224.13
--------------------------------------------------------------------------------
                                                        3372            172.44
--------------------------------------------------------------------------------
                                                        3373          2,235.54
--------------------------------------------------------------------------------
                                                        3374          2,235.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     29,208.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                         34,245.23
                                                                     =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                   34,245.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         (0.00)
--------------------------------------------------------------------------------

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\01GCLPR.WK4

                                                                   April 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                   19,483.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR-PER G/L                                       WT fm Chase         80,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         95,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase         19,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                             4/16/01       (40,518.48)
--------------------------------------------------------------------------------
                                                      4/27/01       (22,222.08)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                 ck#1283             (2,646.72)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes                                         4/16/01       (19,785.99)
--------------------------------------------------------------------------------
Payroll taxes                                         4/16/01       (33,882.64)
--------------------------------------------------------------------------------
Payroll taxes                                         4/27/01       (12,346.44)
--------------------------------------------------------------------------------
Payroll taxes                                         4/27/01       (54,114.21)
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                     ck#1281             (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                     ck#1282             (1,311.50)
--------------------------------------------------------------------------------
Garnishments
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 4/6/01             (69.72)
--------------------------------------------------------------------------------
Other-ADP charges                                JDZ 4/6/01            (200.80)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 4/13/01            (56.00)
--------------------------------------------------------------------------------
Other-ADP charges                                JDZ 4/13/01            (61.50)
--------------------------------------------------------------------------------
Other-ADP charges                                JUK 4/20/01            (47.60)
--------------------------------------------------------------------------------
Other-ADP charges                                JDZ 4/20/01           (204.97)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                      24,702.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:                                                                 19,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
0/S:
--------------------------------------------------------------------------------
                                                 ck#3180              1,686.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                              1,686.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          7,389.04
                                                                     =========
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    7,389.04
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
April 30, 2001

Beginning Balance @4/01/01                                          4,366,321.76

Add: Cash Receipts-Refinancing/sales proceeds                          65,488.22
Add: Cash Receipts-interest income                                      6,041.18
Less: Cash Disbursements                                                    0.00
                                                                    ------------

Book Balance @4/30/01                                               4,437,851.16

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                    ------------

Bank Balance @4/30/01                                               4,437,851.16
                                                                    ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
April 30, 2001

Beginning Balance @4/01/01                                             94,338.57

Add: Cash Receipts-Interest Income                                        130.09
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @4/30/01                                                  94,468.66

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @4/30/01                                                  94,468.66
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
April 30, 2001

Beginning Balance @4/01/01                                             27,996.12

Add: Cash Receipts                                                         38.61
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @4/30/01                                                  28,034.73

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @4/30/01                                                  28,034.73
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                          April 1, 2001 - April 30, 2001

                                                                     Cumulative
                                                                       Filing
                                                        4/30/01       to Date
                                                      -------------------------
Revenues:

Management Fee Income                                     38,394      2,279,074
General Partner Fees                                           0        304,645
Interest Income                                           73,297     10,004,463
Deferred Profit Earned                                    47,032        657,771
Other Income                                             160,000        515,000
                                                      -------------------------

Total Revenues                                           318,723     13,760,953

Administrative Expenses:

Travel                                                     1,766         51,022
Telephone                                                 18,187        230,949
Federal Express                                            8,606         49,591
Postage                                                        0         38,251
Office Supplies & Expense                                 16,327        189,505
Outside Storage                                            1,533         21,847
Miscellaneous                                                  0         33,521
ADP                                                          885          9,036
Legal & Accounting                                             0         91,218
Licenses & Filing Fees                                    (3,001)        33,032
Recruitment                                                    0          8,792
Printing                                                       0          8,449
Caton Expenses                                            19,006        180,404
Rent                                                      63,726        766,073
Computer Equipment Maintenance                             1,318        156,795
Insurance                                                 14,951        517,802
Equipment Leases                                          10,187        109,031
Office Salaries and expenses                             365,608      5,093,529
Director's Fees                                                0          9,500
Interest                                                       0         25,874
Corporate Taxes                                                0        129,848
Amortization                                                   0        472,545
                                                      -------------------------

Total Administrative Expenses                            519,099      8,226,614
                                                      -------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                  (954,841)    25,776,126
                                                      -------------------------

Total Expenses                                          (435,742)    34,002,740
                                                      -------------------------

Net Income(Loss) Before Reorganization Expenses          754,465    (20,241,787)
                                                      -------------------------

Restructuring Expenses:
Administrative fees                                      (14,473)      (253,710)
Professional fees                                        (47,000)    (2,230,784)
US Trustee Quarterly Fees                                 (8,000)       (34,250)
Interest Earned on Accumulated Cash from Chapter 11       18,198        119,329
                                                      -------------------------

Total Reorganization Expenses                            (51,275)    (2,399,415)
                                                      -------------------------

Net Income (Loss)                                        703,190    (22,641,202)
                                                      =========================

Note (1):

(a) Net loss due to loss of properties for the month of April represents the reduction of loans payable due to the collection of investor notes which notes were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's liability.

(b) A final analysis of all the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(b) The fiscal year end of the debtor is January 31, 2001. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                 April 30, 2001

                                                   Book Value       Book Value
                                                    at end of       on Petition
                                                     Month              Date
                                                   ----------------------------

Assets:

Cash                                                13,947,875        2,998,777
Notes & Receivables                                178,867,619      227,986,234
Investments                                          6,326,772       16,099,729
Construction in Progress                                    (0)         739,486
Furniture & Equipment-net                              326,421        4,658,158
Other Assets                                        16,793,842       18,526,143
                                                   ----------------------------

Total Assets                                       216,262,529      271,008,527
                                                   ============================

Liabilities Not Subject to Compromise:

Accounts Payable                                       507,407          549,781
Professional Fees                                      544,586               --
                                                   ----------------------------

Total Post-Petition Liabilities                      1,051,993          549,781
                                                   ----------------------------

Deferred Income                                     44,713,345       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                        94,821,984      106,385,512
Priority Debt                                          217,279          486,635
Unsecured Debt                                      88,458,254       84,197,250
                                                   ----------------------------

Total Pre-Petition Liabilities                     183,497,517      191,069,397
                                                   ----------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,091,480)     (57,190,813)
Net (loss) for period                              (29,857,624)      (7,216,422)
                                                   ----------------------------

Total Stockholders' Equity                         (13,000,327)       9,243,948
                                                   ----------------------------

Total Liabilities & Stockholders' Equity           216,262,529      271,008,527
                                                   ============================

                            Case Number 0O-32578(NLW)
                      Reporting Period: Month of April 2001
                          Status of Postpetition Taxes
                                 Fort Lee office

                                Beginning     Amount                                               Ending
                                  Tax        Withheld      Amount     Date           Check No        Tax
                                Liability   or Accrued      Paid      Paid            or EFT       Liability
                              --------------------------------------------------------------------------------
Federal

Withholding                          (0)      15,762        15,762 4/13,4/27       see attached         (0)
FICA-Employee                        (0)       4,099         4,099 4/13,4/27       see attached         (0)
FICA-Employer                        (0)       4,099         4,099 4/13,4/27       see attached         (0)
Unemployment                          0                                                                  0
Income                                0                                                                  0
Other:                                0                                                                  0
                              --------------------------------------------------------------------------------
   Total Federal Taxes                0       23,960        23,960             0              0          0
                              --------------------------------------------------------------------------------

State & Local

Withholding                           0        7,800         7,800 4/13,4/27       see attached          0
Sales
Excise
Unemployment                          0          373           373 4/13,4/27       see attached          0
Real Property
Personal Property
Other
                              --------------------------------------------------------------------------------
   Total State & Local                0        8,173         8,173             0              0          0
                              --------------------------------------------------------------------------------
Total Taxes                          (0)      32,132        32,132             0              0          0
                              ================================================================================

                           Case Number: 00-32578(NLW)
                      Reporting Period: Month of April 2001
                          Status of Postpetition Taxes
                                 Boca Office

                                  Beginning      Amount                                                           Ending
                                    Tax         Withheld           Amount         Date          Check No            Tax
                                  Liability    or Accrued           Paid          Paid           or EFT          Liability
                                 -------------------------------------------------------------------------------------------
Federal

Withholding                          (0)        50,453            50,453  4/13,4/27          see attached           (0)
FICA-Employee                         0         18,607            18,607  4/13,4/27          see attached            0
FICA-Employer                         0         18,607            18,607  4/13,4/27          see attached            0
Unemployment                          0             73                73  4/13,4/27          see attached            0
Income                                0                                                                              0
Other:
                                 -------------------------------------------------------------------------------------------
   Total Federal Taxes                0         87,740            87,740              0                0             0
                                 -------------------------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                                       257               275  4/13,4/27          see attached
Real Property
Personal Property
Other
                                 -------------------------------------------------------------------------------------------
   Total State & Local                0            257               257              0                 0            0
                                 -------------------------------------------------------------------------------------------

Total Taxes                           0         87,997            87,997              0                 0            0
                                 ===========================================================================================

Case Number 00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                          Reporting period: April 2001

                                            Number of Days Past Due
                            Current    0-30   31-60   61-90  Over 90    Total
                           ----------------------------------------------------

Accounts Payable                      34,228   2,309   418   24,576     61,531
Accrued expenses            194,509                          19,805    214,314
Taxes Payable                24,014                                     24,014
Other                       197,859    9,689                           207,548
                           ----------------------------------------------------

Total Post Petition Debts   416,382   43,917   2,309   418   44,381    507,407
                           ====================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 0O-32578(NLW)
                          Reporting Period - April 2001

Debtor Questionaire

                                                                   Yes     No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If                  |X|
      yes, provide an explanation below.

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting                   |X|
      period? If yes, provide an explanation below.

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                         |X|

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,              |X|
      provide an explanation below.

--------------------------------------------------------------------------------